                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                     INVESCO Industrial Income Fund, Inc.
------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1) Title of each class of securities to which transaction applies:

      ------------------------------------------------------------------------

      2) Aggregate number of securities to which transaction applies:

      ------------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      ------------------------------------------------------------------------

      4) Proposed maximum aggregate value of transaction:

      ------------------------------------------------------------------------

      5) Total fee paid:

      ------------------------------------------------------------------------
[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid: _____________________________________________
      2) Form, Schedule or Registration Statement No.: _______________________
      3) Filing Party: _______________________________________________________
      4) Date Filed: _________________________________________________________

[INVESCO LOGO APPEARS HERE]                      INVESCO INDUSTRIAL INCOME FUND
                             (a series of INVESCO Industrial Income Fund, Inc.)

                                                                 March 23, 1999
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-------------------------------------------------------------------------------

Dear Shareholder:

  The attached proxy materials seek your approval to convert INVESCO Indus-trial Income Fund ("Industrial Income Fund"), the only series of INVESCO In-dustrial Income Fund, Inc. ("Company"), to a separate series of INVESCO Combi-nation Stock & Bond Funds, Inc. ("Combination Stock & Bond Funds"), to make certain changes in the fundamental investment restrictions of Industrial In-come Fund, to amend the Articles of Restatement to the Articles of Incorpora-tion of the Company, to amend the Bylaws of the Company, to elect directors of the Company, and to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of Industrial Income Fund.

  Your board of directors unanimously recommends a vote FOR all proposals. The conversion of Industrial Income Fund to a series of Combination Stock & Bond Funds which is part of a proposed conversion of other INVESCO funds that in-vest in equity and debt securities of domestic issuers to Combination Stock & Bond Funds, will streamline and render more efficient the administration of Industrial Income Fund. The changes to the fundamental investment restrictions of Industrial Income Fund have been approved by the board of directors in or-der to simplify and modernize Industrial Income Fund's fundamental investment restrictions and make them more uniform with those of the other INVESCO funds. The attached proxy materials provide more information about the proposed con-version, as well as the proposed changes in fundamental investment restric-tions and the other matters you are being asked to vote upon.

  Your vote is important no matter how many shares you own. Voting your shares early will permit Industrial Income Fund to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please com-plete, sign and date your proxy card and mail it in the enclosed return enve-lope promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, by facsimile, through the Internet, or in person.

                                        Very truly yours,

                                        /s/ Mark H. Williamson

                                        Mark H. Williamson
                                        President
                                        INVESCO Industrial Income Fund, Inc.

9957

                                                 INVESCO INDUSTRIAL INCOME FUND
                             (a series of INVESCO Industrial Income Fund, Inc.)

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 May 20, 1999

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To The Shareholders:

  A special meeting of the shareholders of INVESCO Industrial Income Fund ("Industrial Income Fund"), the only series of INVESCO Industrial Income Fund, Inc. (the "Company"), will be held on May 20, 1999, at 10:00 a.m., Mountain Time, at offices of INVESCO Funds Group, Inc., 7800 East Union Avenue, Denver, Colorado, for the following purposes:

 (1) To approve an Agreement and Plan of Conversion and Termination pro-viding for the conversion of Industrial Income Fund from the only series of the Company to a separate series of INVESCO Combination Stock & Bond Funds, Inc.;

 (2) To approve certain changes to the fundamental investment restric-tions of Industrial Income Fund;

 (3) To amend the Articles of Restatement of the Articles of Incorpora-tion of the Company;

 (4) To amend the Bylaws of the Company;

 (5) To elect directors of the Company;

 (6) To ratify the selection of PricewaterhouseCoopers LLP as the inde-pendent accountants of Industrial Income Fund; and

 (7) To transact such other business as may properly come before the meeting or any adjournment thereof.

  You are entitled to vote at the meeting and any adjournment thereof if you owned shares of Industrial Income Fund at the close of business on March 12, 1999. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

                                        By order of the Board of Directors,

                                        /s/ Glen A. Payne

                                        Glen A. Payne
                                        Secretary

March 23, 1999
Denver, Colorado

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

   Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS NOTICED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing in your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, through the Internet, by facsimile machine or in person. To vote by telephone, please call 1-800-690-6903. Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the 12-digit "control" number that appears on your proxy card. To vote via the Internet, please access http://www.proxyvote.com on the World Wide Web. In addition, shares that are registered in your name may be voted by faxing your completed proxy card to 1-800-733-1885. If we do not receive your completed proxy card after several weeks, you may be con-tacted by our proxy solicitor, Shareholder Communications Corporation. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

   Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                                                 INVESCO INDUSTRIAL INCOME FUND
                             (a series of INVESCO Industrial Income Fund, Inc.)
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-------------------------------------------------------------------------------

                            7800 East Union Avenue
                            Denver, Colorado 80237
                          (Toll Free) 1-800-646-8372

                                PROXY STATEMENT

                     Special Meeting of Shareholders
                                 MAY 20, 1999

                              VOTING INFORMATION

  This Proxy Statement is being furnished to shareholders of INVESCO Indus-trial Income Fund ("Industrial Income Fund"), the only series of INVESCO In-dustrial Income Fund, Inc. (the "Company"), in connection with the solicita-tion of proxies from Industrial Income Fund shareholders by the board of di-rectors of the Company (the "Board") for use at a special meeting of share-holders to be held on May 20, 1999 (the "Meeting"), and at any adjournment of the Meeting. This Proxy Statement is first being mailed to shareholders on or about March 23, 1999.

  A majority of Industrial Income Fund's shares outstanding on March 12, 1999 (the "Record Date"), represented in person or by proxy shall constitute a quo-rum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve one or more of the proposals set forth in this Proxy State-ment are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any pro-posal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received with respect to such proposal and it is otherwise appropriate.

  Broker non-votes are shares held in street name for which the broker indi-cates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discre-tionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, ab-stentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

  The individuals named as proxies on the enclosed proxy card will vote in ac-cordance with your directions as indicated on that proxy card, if it is re-ceived properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting in-structions, your shares will be voted in favor of approval of each of the pro-posals and the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be re-ceived by the Company prior to the Meeting and must indicate your name and ac-count number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

  In order to reduce costs, the notices to shareholders having more than one account in Industrial Income Fund listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that a shareholder's votes will be counted for each such account.

  As of the Record Date, Industrial Income Fund had 314,852,860.340 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne half by INVESCO Funds Group, Inc. ("INVESCO"), the investment adviser and transfer agent of Industrial Income Fund, and half by Industrial Income Fund, will be made primarily by mail but also may be made by telephone or oral communications by representatives of INVESCO and INVESCO Distributors, Inc. ("IDI"), the distributor of the INVESCO group of investment companies ("INVESCO Funds"), none of whom will receive any compensation for these activ-ities from Industrial Income Fund, or from Shareholder Communications Corpora-tion, professional proxy solicitors, which will be paid fees and expenses of up to approximately $306,000 for soliciting services. If votes are recorded by telephone, Shareholder Communications Corporation will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to con-firm that a shareholder's instructions have been properly recorded. You may also vote by mail, by facsimile or through a secure Internet site. Proxies voted by telephone, facsimile or Internet may be revoked at any time before they are voted at the meeting in the same manner that proxies voted by mail may be revoked.

  Copies of the Company's most recent annual and semi-annual reports, includ-ing financial statements, have previously been delivered to shareholders. Shareholders may request copies of these reports, without charge, by writing to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706, or by calling toll-free 1-800-646-8372.

  Except as set forth in Appendix A, INVESCO does not know of any person who owns beneficially 5% or more of the shares of Industrial Income Fund. Direc-tors and officers of the Company own in the aggregate less than 1% of the shares of Industrial Income Fund.

  Vote Required. Approval of Proposal 1 requires the affirmative vote of a ma-jority of the shares of Industrial Income Fund present at the Meeting, pro-vided a quorum is present. Approval of Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of Industrial Income Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). This means that Proposal 2 must be approved by the lesser of (i) 67% of Industrial Income Fund's shares present at a meeting of shareholders if the owners of more than 50% of Industrial Income Fund's shares then outstanding are present in person or by proxy or (ii) more than 50% of Industrial Income Fund's outstanding shares. Approval of Proposal 3 requires the affirmative vote of two-thirds of the outstanding voting securities of Industrial Income Fund. Approval of Proposal 4 requires the affirmative vote of the holders of a majority of the outstanding voting securities of Industrial Income Fund. A plurality of the votes cast at the Meeting is sufficient to approve Proposal
5. Approval of Proposal 6 requires the affirmative vote of a majority of the votes present at the Meeting, provided a quorum is present. Each outstanding full share of Industrial Income Fund is entitled to one vote, and each out-standing fractional share thereof is entitled to a proportionate fractional share of one vote. If any Proposal is not approved by the requisite vote of shareholders, the persons named as proxies may propose one or more adjourn-ments of the Meeting to permit further solicitation of proxies.

  PROPOSAL 1: TO APPROVE AN AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("CONVERSION PLAN") PROVIDING FOR THE CONVERSION OF INDUSTRIAL INCOME FUND
      FROM THE ONLY SERIES OF THE COMPANY TO A SEPARATE SERIES OF INVESCO
                   COMBINATION STOCK & BOND FUNDS, INC.

  Industrial Income Fund is presently organized as the only series of the Com-pany. The Board, including a majority of its directors who are not "interested persons," as that term is defined in the 1940 Act ("Independent Directors"), of either the Company or INVESCO, has approved the Conversion Plan in the form attached to this Proxy Statement as Appendix B. The Conversion Plan provides for the conversion of Industrial Income Fund from the only series of the Com-pany, a Maryland corporation, into a newly established separate series ("New Series") of INVESCO Combination Stock & Bond Funds, Inc. ("Combination Stock & Bond Funds"), also a Maryland corporation (the "Conversion"). The proposed change will have no material effect on the shareholders, officers, operations, or management of Industrial Income Fund.

  The New Series, which has not yet commenced business operations and was es-tablished for the purpose of effecting the Conversion, will carry on the busi-ness of Industrial Income Fund following the Conversion and will have invest-ment objectives, policies, and restrictions identical to those of Industrial Income Fund. The investment objectives, policies and restrictions of Indus-trial Income Fund will not change except as approved by shareholders and as described in Proposal 2 and Proposal 3 of this Proxy Statement. Since both the Company and Combination Stock & Bond Funds are Maryland corporations organized under substantially similar Articles of Incorporation, the rights of the secu-rity holders of Industrial Income Fund under state law and its governing docu-ments are expected to remain unchanged after the Conversion. Shareholder vot-ing rights under both the Company and Combination Stock & Bond Funds are cur-rently based on the number of shares owned. The same individuals serve as di-rectors of both the Company and Combination Stock & Bond Funds.

  INVESCO, Industrial Income Fund's investment adviser, will be responsible for providing the New Series with various administrative services and super-vising the New Series' daily business affairs, subject to the supervision of the board of directors of Combination Stock & Bond Funds (the "New Board"), under a management contract substantially identical to the contract in effect between INVESCO and the Company immediately prior to the Closing Date (defined below). Industrial Income Fund's distribution agent, IDI, will distribute shares of the New Series under a General Distribution Agreement substantially identical to the contract in effect between IDI and the Company immediately prior to the Closing Date.

Reasons for the Proposed Conversion

  The Board unanimously recommends conversion of Industrial Income Fund to a separate series of Combination Stock & Bond Funds (i.e., the New Series). This proposed conversion is part of an overall plan that involves the conversion of other INVESCO Funds as well. The goal of the conversions is to combine similar types of funds into a single corporate entity. Ultimately, if all of the con-versions are approved, the INVESCO Funds will be organized into a group of core companies, with one core company for each major fund type-- for example, all INVESCO Funds that invest internationally will be series of one core com-pany, all INVESCO Funds that invest solely in debt securities will be series of one core company, and all INVESCO Funds that invest in equity securities of domestic issuers will be series of one core company. Moving Industrial Income Fund from the Company to Combination Stock & Bond Funds will also consolidate and streamline the production and mailing of certain financial reports and le-gal documents, reducing expense to Industrial Income Fund. The proposed change will have no material effect on the shareholders, officers, operations, or management of Industrial Income Fund.

  The proposal to present the Conversion Plan to shareholders was approved by the Board, including all of its Independent Directors, on August 5, 1998. The Board recommends that Industrial Income Fund shareholders vote FOR the ap-proval of the Conversion Plan. Such a vote encompasses approval of both (i) the conversion of Industrial Income Fund to a separate series of Combination Stock & Bond Funds and (ii) a temporary waiver of certain investment limita-tions of Industrial Income Fund to permit the Conversion (see "Temporary Waiver of Investment Restrictions" below). If shareholders of Industrial In-come Fund do not approve the Conversion Plan set forth herein, Industrial In-come Fund will continue to operate as a series of the Company.

Summary of the Conversion Plan

  The following discussion summarizes the important terms of the Conversion Plan. This summary is qualified in its entirety by reference to the Conversion Plan itself, which is attached as Appendix B to this Proxy Statement.

  If this Proposal is approved by shareholders, then on June 1, 1999, or such later date on which the Company and Combination Stock & Bond Funds agree (the "Closing Date"), Industrial Income Fund will transfer all of its assets to the New Series in exchange solely for shares of the New Series ("New Series Shares") equal to the number of Industrial Income Fund shares outstanding on the Closing Date ("Industrial Income Fund Shares") and the assumption by the New Series of all of the liabilities of Industrial Income Fund. Immediately thereafter, Industrial Income Fund will constructively distribute to each In-dustrial Income Fund shareholder one New Series Share for each Industrial In-come Fund Share held by the shareholder on the Closing Date, in liquidation of the Industrial Income Fund Shares. As soon as is practicable after this dis-tribution of New Series Shares, Industrial Income Fund will be terminated as a series of the Company, which will be wound up and liquidated. Upon completion of the Conversion, each Industrial Income Fund shareholder will own full and fractional New Series Shares equal in number, denomination, and aggregate net asset value to his or her Industrial Income Fund Shares.

  The Conversion Plan obligates Combination Stock & Bond Funds, on behalf of the New Series, to enter into (i) a Management Contract with INVESCO with re-spect to the New Series (the "New Management Contract") and (ii) a Distribu-tion and Service Plan under Rule 12b-1 promulgated under the 1940 Act (the "New 12b-1 Plan") with respect to the New Series (collectively, the "New Agreements"). Approval of the Conversion Plan will authorize the Company (which will be issued a single share of the New Series on a temporary basis) to approve the New Agreements as the sole initial shareholder of the New Se-ries. Each New Agreement will be virtually identical to the corresponding con-tract or plan in effect with respect to the Company immediately prior to the Closing Date.

  The New Agreements will take effect on the Closing Date, and each will con-tinue in effect until May 15, 2000. Thereafter, the New Management Contract will continue in effect only if its continuance is approved at least annually
(i) by the vote of a majority of Combination Stock & Bond Funds' Independent Directors cast in person at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of Combination Stock & Bond Funds' directors or a majority of the outstanding voting shares of the New Series. The New 12b-1 Plan will continue in effect only if approved annually by a vote of Combination Stock & Bond Funds' Independent Directors, cast in person at a meeting called for that purpose. The New Management Contract will be termina-ble without penalty on sixty days' written notice by either Combination Stock & Bond Funds or INVESCO and will terminate automatically in the event of its assignment. The New 12b-1 Plan will be terminable at any time without penalty by a vote of a majority of Combination Stock & Bond Funds' Independent Direc-tors or a majority of the outstanding voting shares of the New Series.

  The New Board will hold office without limit in time except that: (i) any director may resign; and (ii) any director may be removed at any special meet-ing of the Combination Stock & Bond Funds' shareholders by the affirmative vote of a majority of the outstanding voting shares of Combination Stock & Bond Funds. In case a vacancy shall for any reason exist, a majority of the remaining directors, though less than a quorum, will vote to fill such vacancy by appointing another director, so long as, immediately after such appointment, at least two-thirds of the directors then holding office have been elected by shareholders. If, at any time, less than a majority of the directors holding office have been elected by share-holders, the directors then in office will promptly call a shareholders' meet-ing for the purpose of electing directors. Otherwise, there need normally be no meetings of shareholders for the purpose of electing directors.

  Assuming the Conversion Plan is approved, it is currently contemplated that the Conversion will become effective on the Closing Date. However, the Conver-sion may become effective at such other date as to which the Company and Com-bination Stock & Bond Funds may agree in writing.

  The obligations of the Company and Combination Stock & Bond Funds under the Conversion Plan are subject to various conditions as stated therein. Notwith-standing the approval of the Conversion Plan by Industrial Income Fund share-holders, it may be terminated or amended at any time prior to the Conversion by action of the directors to provide against unforeseen events, if (i) there is a material breach by the other party of any representation, warranty, or agreement contained in the Conversion Plan to be performed at or prior to the Closing Date or (ii) it reasonably appears that the other party will not or cannot meet a condition of the Conversion Plan. Either the Company or Combina-tion Stock & Bond Funds may at any time waive compliance with any of the cove-nants and conditions contained in, or may amend, the Conversion Plan, provided that the waiver or amendment does not materially adversely affect the inter-ests of Industrial Income Fund shareholders.

Continuation of Fund Shareholder Accounts

  The transfer agent of Combination Stock & Bond Funds will establish accounts for the New Series shareholders containing the appropriate number and denomi-nations of New Series Shares to be received by each holder of Industrial In-come Fund Shares under the Conversion Plan. Such accounts will be identical in all material respects to the accounts currently maintained by the Company's transfer agent for Industrial Income Fund's shareholders.

Expenses

  The expenses of the Conversion, estimated at approximately $369,000 in the aggregate, will be borne half by INVESCO and half by Industrial Income Fund and the New Series.

Temporary Waiver of Investment Restrictions

  Certain fundamental investment restrictions of Industrial Income Fund, which prohibit it from acquiring more than a stated percentage of ownership of an-other company, might be construed as restricting its ability to carry out the Conversion. By approving the Conversion Plan, Industrial Income Fund share-holders will be agreeing to waive, only for the purpose of the Conversion, those fundamental investment restrictions that could prohibit or otherwise im-pede the transaction.

Tax Consequences of the Conversion

  Both the Company and Combination Stock & Bond Funds will receive an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Conversion will con-stitute a tax-free conversion within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, neither Industrial Income Fund, the New Series nor Industrial Income Fund's shareholders will recognize gain or loss for federal income tax purposes upon (i) the transfer of Industrial Income Fund's assets in exchange solely for New Series Shares and the assumption by the New Series of Industrial Income Fund's liabilities or (ii) the distribution of the New Series Shares to Industrial Income Fund's shareholders in liquidation of their Industrial Income Fund Shares. The opin-ion will further provide, among other things, that (1) an Industrial Income Fund shareholder's aggregate basis for federal income tax purposes of the New Series Shares to be received by the shareholder in the Conversion will be the same as the aggregate basis of his or her Industrial Income Fund Shares to be constructively surrendered in ex-change for those New Series Shares; and (2) an Industrial Income Fund share-holder's holding period for his or her New Series Shares will include the shareholder's holding period for his or her Industrial Income Fund Shares, provided that those Industrial Income Fund Shares were held as capital assets at the time of Conversion.

Conclusion

  The Board has concluded that the proposed Conversion Plan is in the best in-terests of Industrial Income Fund's shareholders. A vote in favor of the Con-version Plan encompasses (i) approval of the conversion of Industrial Income Fund to the New Series (ii) approval of the temporary waiver of certain in-vestment limitations of Industrial Income Fund to permit the Conversion (see "Temporary Waiver of Investment Restrictions" above) and (iii) authorization of the Company, as sole initial shareholder of the New Series, to approve (a) a Management Contract with respect to the New Series between Combination Stock & Bond Funds and INVESCO and (b) a Distribution and Service Plan under Rule 12b-1 with respect to the New Series. Each of these New Agreements is identi-cal to the corresponding contract or plan in effect with Industrial Income Fund immediately prior to the Closing Date. If approved, the Conversion Plan will take effect on the Closing Date. If the Conversion Plan is not approved, Industrial Income Fund will continue to operate as a series of the Company.

Required Vote

  Approval of the Conversion Plan requires the affirmative vote of a majority of the votes present at the Meeting, provided a quorum is present.

   THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1

 PROPOSAL 2: TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS
                        OF INDUSTRIAL INCOME FUND

  As required by the 1940 Act, Industrial Income Fund has adopted certain fun-damental investment restrictions ("fundamental restrictions"), which are set forth in Industrial Income Fund's Statement of Additional Information. Certain of these fundamental restrictions are also set forth in the Articles of Re-statement of the Articles of Incorporation ("Articles") or in the Amended By-laws ("Bylaws") dated as of July 21, 1993, of the Company. Fundamental re-strictions may be changed only with shareholder approval. Restrictions and policies that Industrial Income Fund has not specifically designated as funda-mental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval. The Board may also amend or repeal any Bylaw without approval of Industrial Income Fund shareholders. As more fully set forth in Proposals 3 and 4, fundamental restrictions contained in the Articles or Bylaws require a separate vote of Industrial Income Fund shareholders to remove them from the Articles or Bylaws.

  Some of Industrial Income Fund's fundamental restrictions reflect past regu-latory, business or industry conditions, practices or requirements that are no longer in effect. Also, as other INVESCO Funds have been created over the years, these funds have adopted substantially similar fundamental restrictions that often have been phrased in slightly different ways, resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation. Accordingly, the Board has approved revisions to Industrial Income Fund's fundamental restrictions in order to simplify and modernize Industrial Income Fund's fundamental restrictions and make them more uniform with those of the other INVESCO Funds.

  The Board believes that eliminating the disparities among the INVESCO Funds' fundamental restrictions will enhance management's ability to manage the funds' assets efficiently and effectively in changing regulatory and invest-ment environments and permit the Board to review and monitor investment poli-cies more easily. In addition, standardizing the fundamental restrictions of the INVESCO Funds will assist the INVESCO Funds in making required regulatory filings in a more efficient and cost-effective way. Although the proposed changes in fundamental restrictions will allow Industrial Income Fund greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in Industrial Income Fund.

  The text and a summary description of each proposed change to Industrial In-come Fund's fundamental restrictions are set forth below, together with a sum-mary of the text of the corresponding current fundamental restriction. The text below also describes any non-fundamental restrictions that would be adopted by the Board in conjunction with the revision of certain fundamental restrictions. Any non-fundamental restriction may be modified or eliminated by the Board at any future date without shareholder approval.

  If Industrial Income Fund shareholders approve Proposals 2a, b, c, d, e, f, g, h, i, j, k and l, those proposed changes in Industrial Income Fund's funda-mental restrictions will be adopted by Industrial Income Fund. Industrial In-come Fund's Statement of Additional Information will be revised to reflect any changes as soon as practicable following the Meeting.

a. Modification of fundamental restriction on the issuance of senior securities

  Industrial Income Fund's currently has the following fundamental restric-tion:

   The Fund may not issue preference shares or create any funded debt.

  The Board recommends that shareholders vote to replace the fundamental restriction set forth above with the following fundamental restriction on the issuance of senior securities:


   The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

  The primary purposes of the proposal are to eliminate differences in the wording of the INVESCO Funds' current restrictions on the issuance of senior securities for greater uniformity, to eliminate any unnecessary limitations and to conform the restriction to 1940 Act requirements regarding the issuance of senior securities. The Board believes that the replacement of the current fundamental restriction on issuing preference shares and creating funded debt with the proposed fundamental restriction, which does not specify the manner in which senior securities may be issued and is no more limiting than is re-quired under the 1940 Act, would maximize Industrial Income Fund's flexibility for future contingencies and would conform to the fundamental restrictions of the other INVESCO Funds on the issuance of senior securities.

b. Modification of fundamental restriction on investing in commodities

  Industrial Income Fund's current fundamental restriction on investing in commodities is as follows:

   The Fund may not buy or sell real estate, commodities, commodity con-tracts (however, the Fund may purchase securities of companies invest-ing in real estate).

  The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

   The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

  The proposed changes are intended to conform the restriction to those of the other INVESCO Funds and to ensure that Industrial Income Fund will have the maximum flexibility to enter into hedging or other transactions utilizing fi-nancial contracts and derivative products when doing so is permitted by oper-ating policies established for Industrial Income Fund by the Board. Due to the rapid and continuing development of derivative products and the possibility of changes in the definition of "commodities," particularly in the context of the jurisdiction of the Commodities Futures Trading Commission, it is important for Industrial Income Fund's policy to be flexible enough to allow it to enter into hedging and other transactions using these products when doing so is deemed appropriate by INVESCO and is within the investment parameters estab-lished by the Board. To maximize that flexibility, the Board recommends that Industrial Income Fund's fundamental restriction on commodities investments be clear in permitting the use of derivative products, even if the current non-fundamental investment policies of Industrial Income Fund would not permit in-vestment in one or more of the permitted transactions. The proposed revision also separates Industrial Income Fund's restriction on commodity investments from its restriction on real estate related investments (see below).

c. Modification of fundamental restriction on real estate investment

  Industrial Income Fund's current fundamental restriction on real estate in-vestments is as follows:

   The Fund may not buy or sell real estate, commodities, commodity con-tracts (however, the Fund may purchase securities of companies invest-ing in real estate).

  Currently, Industrial Income Fund's fundamental restriction on real estate is combined with its restriction on investing in commodities (see above). To conform Industrial Income Fund's restriction on real estate investment with those of other INVESCO Funds, the Board recommends that shareholders vote to replace this restriction with the following separate fundamental restriction:

   The Fund may not purchase or sell real estate unless acquired as a re-sult of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

  In addition to conforming Industrial Income Fund's fundamental restriction on real estate to that of other INVESCO funds, the proposed amendment more completely describes the types of real estate-related securities investments that would be permissible for Industrial Income Fund and would permit Indus-trial Income Fund to purchase or sell real estate acquired as a result of own-ership of securities or other instruments (e.g., through foreclosure on a mortgage in which Industrial Income Fund directly or indirectly holds an in-terest). The Board believes that this clarification will make it easier for decisions to be made concerning Industrial Income Fund's investments in real estate-related securities without materially altering the general restriction on direct investments in real estate or interests in real estate. The proposed change would also give Industrial Income Fund the ability to invest in assets secured by real estate.

d. Modification of fundamental restriction and adoption of non-fundamental restriction on investing in another investment company

  Industrial Income Fund's current fundamental restriction on investing in other investment companies is as follows:

   The Fund may not invest in securities of any other investment com-pany except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation.

  The Board recommends that shareholders vote to replace this fundamental re-striction with the following fundamental investment restriction:

   The Fund may, notwithstanding any other fundamental investment pol-icy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof, with sub-stantially the same fundamental investment objective, policies and limitations as the Fund.

  The proposed revision to Industrial Income Fund's current fundamental re-striction would ensure that the INVESCO Funds have uniform policies permitting each Fund to adopt a "master/feeder" structure whereby one or more Funds invest all of their assets in another Fund. The master/feeder structure has the poten-tial, under certain circumstances, to minimize administrative costs and maxi-mize the possibility of gaining a broader investor base. Currently, none of the INVESCO Funds intends to establish a master/feeder structure; however, the Board recommends that Industrial Income Fund shareholders adopt a restriction that would permit this structure in the event that the Board determines to rec-ommend the adoption of a master/feeder structure by Industrial Income Fund. The proposed revision would require that any fund in which Industrial Income Fund may invest under a master/feeder structure be advised by INVESCO or an affili-ate thereof.

  If the proposed revision is approved, the Board will adopt a non-fundamental restriction as follows:

   The Fund may invest in securities issued by other investment compa-nies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

  The primary purpose of this non-fundamental restriction is to conform to the other INVESCO Funds and to the 1940 Act requirements for investing in other in-vestment companies. Currently, Industrial Income Fund's fundamental restriction is much more limiting than the restrictions imposed by the 1940 Act. Adoption of this non-fundamental restriction will enable Industrial Income Fund to pur-chase the securities of other investment companies to the extent permitted un-der the 1940 Act or pursuant to an exemption granted by the SEC. If a Fund did purchase the securities of another investment company, shareholders might incur additional expenses because the Fund would have to pay its ratable share of the expenses of the other investment company.

e. Elimination of fundamental restriction on investing in companies for the purpose of exercising control or management

  Industrial Income Fund's current fundamental restriction regarding investing in companies for the purpose of exercising control or management is as follows:

   The Fund may not invest in any company for the purpose of exercising con-trol or management.

  The Board recommends that shareholders vote to eliminate this restriction. There is no legal requirement that a fund have an affirmative policy on invest-ment for the purpose of exercising control or management if it does not intend to make investments for that purpose. Industrial Income Fund has no intention of investing in any company for the purpose of exercising control or manage-ment. By eliminating this restriction, the Board may, however, be able to authorize such a strategy in the future if it concludes that doing so would be in the best interests of Industrial Income Fund and its shareholders.

f. Elimination of fundamental restriction on investing in illiquid securities and adoption of non-fundamental restriction on investing in illiquid securities

  Industrial Income Fund currently has the following fundamental restriction on investing in illiquid securities:

   The Fund may not buy other than readily marketable securities.

  The Board recommends that shareholders vote to eliminate this restriction. If the proposal is approved, the Board will adopt the following non-fundamen-tal restriction:

   The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securi-ties that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

  The primary purpose of the proposal is to conform to the federal securities law requirements regarding investment in illiquid securities and to conform the investment restrictions of Industrial Income Fund to those of the other INVESCO Funds. Industrial Income Fund is currently prohibited from investing in illiquid securities. The Board believes that the proposed elimination of the fundamental restriction and subsequent adoption of the non-fundamental re-striction will make the restriction more accurately reflect market conditions and will maximize Industrial Income Fund's flexibility for future contingen-cies. The Board may delegate to INVESCO, Industrial Income Fund's investment adviser, the authority to determine whether a security is liquid for the pur-poses of this investment limitation.

g. Modification of fundamental restriction on issuer diversification

  Industrial Income Fund's current fundamental restriction on issuer diversi-fication is as follows:

   The Fund may not purchase securities if the purchase would cause the Fund, at the time, to have more than 5% of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. Government).

  The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

   The Fund may not, with respect to 75% of the Fund's total assets, pur-chase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumen-talities, or securities of other investment companies) if, as a re-sult, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

  The proposed fundamental restriction concerning diversification is the limi-tation imposed by the 1940 Act for diversified investment companies. The amended fundamental restriction would allow Industrial Income Fund, with re-spect to 25% of its total assets, to invest more than 5% of its assets in the securities of one or more issuers and to hold more than 10% of the voting se-curities of an issuer. Industrial Income Fund will continue to be required to invest 75% of its total assets so that no more than 5% of total assets are in-vested in any one issuer, and so that the Industrial Income Fund will not own more than 10% of the voting securities of an issuer.

  The amended restriction would give Industrial Income Fund greater investment flexibility by permitting it to acquire larger positions in the securities of a particular issuer, consistent with its investment objective and strategies. This increased flexibility could provide opportunities to enhance Industrial Income Fund's performance. Investing a larger percentage of Industrial Income Fund's assets in a single issuer's securities, however, increases Industrial Income Fund's exposure to credit and other risks associated with that issuer's financial condition and operations, including the risk of default on debt se-curities.

  The amended fundamental restriction also would permit Industrial Income Fund to invest without limit in the securities of other investment companies. In-dustrial Income Fund has no current intention of doing so, and, as noted be-low, the 1940 Act imposes restrictions on the extent to which a fund may in-vest in the securities of other investment companies. The revision would, how-ever, give Industrial Income Fund flexibility to invest in other investment companies in the event legal and other regulatory requirements change.

h. Modification of fundamental restriction on underwriting

  Industrial Income Fund's current fundamental restriction on underwriting is as follows:

   The Fund may not engage in the underwriting of any securities.

  The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

   The Fund may not underwrite securities of other issuers, except inso-far as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities.

  The purpose of the proposal is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on underwriting for greater unifor-mity with the fundamental restrictions of other INVESCO Funds.

i. Modification of fundamental restriction on loans

  Industrial Income Fund's current fundamental restriction on loans is as fol-lows:

   The Fund may not make loans to any person, except through the purchase of debt securities in accordance with the Fund's investment policies, or the lending of portfolio securities to broker-dealers or other in-stitutional investors, or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33 1/3% of the Fund's total net assets (taken at current value).

  The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

   The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

  The primary purpose of the proposal is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on loans to achieve greater uniformity. The proposed changes to this fundamental restriction are rela-tively minor and would have no substantive effect on Industrial Income Fund's lending activities or other invest-ments. The proposed changes would eliminate the current restriction that pro-hibits Industrial Income Fund from investing more than 10% of its total assets in repurchase agreements maturing in more than seven days.

j. Elimination of fundamental restriction on Fund ownership of securities also owned by directors and officers of Industrial Income Fund or its investment adviser

  Industrial Income Fund's current fundamental restriction concerning Fund ownership of securities also owned by directors and officers of Industrial In-come Fund or its investment adviser is as follows:

   The Fund may not purchase securities of any company in which any of-ficer or director of the Fund or its investment adviser owns more than 1/2 of 1% of the outstanding securities, or in which all of the officers and directors of the Fund and its investment supervisor, as a group, own more than 5% of such securities.

  The Board recommends that the shareholders vote to eliminate this restric-tion. Funds are not legally required to have a fundamental restriction limit-ing or prohibiting the purchase of securities of companies that are also owned by affiliated parties of the fund. This limitation was derived from state laws that are no longer applicable. The concerns that this restriction was designed to address are sufficiently safeguarded against by provisions of the 1940 Act applicable to Industrial Income Fund, as well as by Industrial Income Fund's other investment policies. Specifically, to the extent that this restriction seeks to limit possible conflicts of interest arising out of transactions with affiliated parties, the restriction is unnecessary and unduly burdensome be-cause Industrial Income Fund is subject to the extensive affiliated transac-tion provisions of the 1940 Act. Because this restriction provides no addi-tional protections to shareholders and may hinder the Board in pursuing in-vestment strategies that may be advantageous to Industrial Income Fund, the Board recommends that this investment restriction be eliminated.

k. Modification of fundamental restriction on industry concentration and adoption of non-fundamental restriction on industry concentration

  Industrial Income Fund's current fundamental restriction on industry concen-tration is as follows:

   The Fund may not invest more than 25% of the value of its assets in one particular industry.

  The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

   The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or municipal securities) if, as a re-sult, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

  If the proposal is approved, the Board will adopt a non-fundamental restric-tion with respect to industry concentration as follows:

   With respect to fundamental limitation ( ), domestic and foreign banking will be considered to be different industries.

  The primary purpose of the modification is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on concentration for greater uniformity and to avoid unintended limitations without materially al-tering the restriction. The proposed changes to Industrial Income Fund's fun-damental concentration policy exclude municipal securities and securities is-sued or guaranteed by the U.S. government, its agencies or instrumentalities from the concentration limitation. There is no such exclusion from the current con-centration limitation. A failure to exclude all such securities from the con-centration policy could hinder Industrial Income Fund's ability to purchase such securities in conjunction with taking temporary defensive positions.

  Required Vote. Approval of Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of Industrial Income Fund, which for this purpose means the affirmative vote of the lesser of (i) 67% or more of the shares of Industrial Income Fund present at the Meeting or repre-sented by proxy if more than 50% of the outstanding shares of Industrial In-come Fund are so present or represented, or (ii) more than 50% of the out-standing shares of Industrial Income Fund. Shareholders who vote "for" Pro-posal 2 will vote "for" each proposed change described above. Those sharehold-ers who wish to vote against any of the specific proposed changes described above may do so on the proxy provided.

   THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

         PROPOSAL 3: TO AMEND THE ARTICLES OF RESTATEMENT OF THE
                 ARTICLES OF INCORPORATION OF THE COMPANY

  The Restated Articles of Incorporation ("Articles") of the Company set forth some of Industrial Income Fund's fundamental restrictions. In order to change these fundamental restrictions, Industrial Income Fund shareholders must ap-prove certain amendments (the "Articles Amendments") to the Articles removing such fundamental restrictions from the Articles. The Board has approved the Articles Amendments in order to carry out the proposed revisions to Industrial Income Fund's fundamental restrictions and to make Industrial Income Fund's Articles of Incorporation uniform with those of other INVESCO Funds in their exclusion of fundamental restrictions from such Articles of Incorporation. Al-so, the Board believes that approval of the Articles Amendments will save In-dustrial Income Fund the expense of amending the Articles in the future if the Board should deem that further modifications to Industrial Income Fund's fun-damental restrictions are advisable. The Board recommends that Industrial In-come Fund shareholders vote for Proposal 3 in order to carry out the proposed changes in Industrial Income Fund's fundamental restrictions.

  The text of the fundamental restrictions contained in the Articles that the Board is proposing to eliminate is set forth below.

a. Elimination from Articles of fundamental restriction on short sales and margin purchases and adoption of non-fundamental restriction on short sales and margin purchases

  Industrial Income Fund's current fundamental restriction on short sales and margin purchases as set forth in the Articles is as follows:

   The [Fund] . . . shall not purchase any securities on margin . . . nor shall [the Fund] effect a short sale of any security.

  This restriction is reflected in Industrial Income Fund's Statement of Addi-tional Information as follows:

   The Fund may not sell short or buy on margin.

  The Board recommends that shareholders vote to amend the Articles to remove this fundamental restriction from the Articles and from the Statement of Addi-tional Information. If the proposal is approved by shareholders, the Board will adopt the following non-fundamental restriction for Industrial Income
Fund:

   The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the se-curities sold short) or purchase securities on margin, except that
   (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instru-ments, (ii) the Fund may obtain such short-term credits as are nec-essary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

  The proposed changes clarify the wording of the restriction and expand the exceptions to the restriction, which generally prohibits Industrial Income Fund from selling securities short or buying securities on margin. Margin pur-chases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The proposed non-fundamental restriction permits short sales against the box, when an investor sells securities short while owning the same securities in the same amount or having the right to obtain equiva-lent securities. It also permits Industrial Income Fund to borrow a security on a short-term basis and to enter into short positions and make margin pay-ments in a variety of financial instruments. The Board believes that elimina-tion of the fundamental restriction and adoption of the non-fundamental re-striction will provide Industrial Income Fund with greater investment flexi-bility.

b. Elimination from Articles of fundamental restriction on borrowing, modification of fundamental restriction on borrowing, and adoption of non-fundamental restriction on borrowing

  Industrial Income Fund's current fundamental restriction on borrowing as set forth in the Articles is as follows:

   The [Fund] . . . shall not borrow amounts in excess of five percent (5%) of the value of its gross assets . . . and no borrowing shall be undertaken except from banks as a temporary measure for extraor-dinary or emergency purposes. In no event may any of the assets of the [Fund] . . . be mortgaged, pledged or hypothecated.

  This restriction is reflected in Industrial Income Fund's Statement of Addi-tional Information as follows:

   The Fund may not borrow money in excess of 5% of the value of its total net assets and then only from banks, and when borrowing, it is a temporary measure for emergency purposes.

  The Board recommends that shareholders vote to amend the Articles to remove this fundamental restriction from the Articles and to replace the fundamental restriction in the Statement of Additional Information with the following fun-damental restriction:

   The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets
   (including the amount borrowed) less liabilities (other than borrowings).

  Currently, Industrial Income Fund's fundamental restriction is significantly more limiting than the restrictions imposed by the 1940 Act in that it limits the purposes for which Industrial Income Fund may borrow money and it limits all borrowings to 5% of Industrial Income Fund's assets. The proposal elimi-nates the fundamental nature of the restrictions on the purposes for which the Industrial Income Fund may borrow money and increases Industrial Income Fund's borrowing authority from 5% to 33 1/3% of Industrial Income Fund's total as-sets.

  If the proposal is approved, the Board will adopt a non-fundamental restric-tion as follows:

   The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation ( )).

  The non-fundamental restriction reflects Industrial Income Fund's current policy that borrowing by Industrial Income Fund may only be done for tempo-rary, emergency purposes. In addition to borrowing from banks, as permitted by Industrial Income Fund's current policy, the non-fundamental restriction per-mits Industrial Income Fund to borrow from open-end funds managed by INVESCO or an affiliate or successor thereof. Industrial Income Fund would not be able to do so, however, unless it obtains permission for such borrowings from the Securities and Exchange Commission ("SEC"). The non-fundamental restriction also clarifies that reverse repurchase agreements will be treated as borrowings. The Board believes that this approach, making Industrial Income Fund's fundamental restriction on borrowing no more limiting than is required under the 1940 Act, while incorporating more strict limits on borrowing in the Industrial Income Fund's non-fundamental restriction, will maximize Industrial Income Fund's flexibility for future contingencies.

c. Elimination from Articles of fundamental restriction on joint trading activities

  Industrial Income Fund's Articles currently include the following fundamen-tal restriction on joint trading activities:

   The [Fund] . . . shall not participate on a joint or joint and sev-
   eral basis in any trading account in securities. . . .

  The Board recommends that shareholders vote to eliminate this fundamental restriction. This restriction is derived from a 1940 Act requirement, which makes it unlawful for a registered investment company to participate on a joint or a joint and several basis in any trading account in securities, ex-cept in connection with an underwriting in which such registered investment company is a participant. The 1940 Act does not, however, require that this limitation be stated as a fundamental restriction. Accordingly, the Board rec-ommends that this restriction be eliminated.

  Required Vote. Approval of Proposal 3 requires the affirmative vote of two-thirds of the outstanding voting securities of Industrial Income Fund. Those shareholders who wish to vote against any of the specific Articles Amendments described above may do so on the proxy provided. Only those specific Articles Amendments approved by the required vote will become effective. If Proposal 3 is approved in whole or in part, and Proposal 1 is approved, the Articles as amended will remain in effect only until the Conversion described in Proposal 1 is consummated.

   THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

              PROPOSAL 4: TO AMEND THE BYLAWS OF THE COMPANY

  The Bylaws of the Company set forth some of Industrial Income Fund's funda-mental restrictions. In order to change these fundamental restrictions in ac-cordance with the changes recommended in Proposal 2, Industrial Income Fund shareholders must approve certain amendments (the "Bylaws Amendments") to the Bylaws removing such fundamental restrictions from the Bylaws. The Board has approved the Bylaws Amendments in order to carry out certain proposed revi-sions to Industrial Income Fund's fundamental restrictions contained in Pro-posal 2 and to make

Industrial Income Fund's Bylaws uniform with those of other INVESCO Funds in their exclusion of fundamental restrictions from such Bylaws. Also, the Board believes that approval of the Bylaws Amendments will save Industrial Income Fund the expense of amending the Bylaws in the future if the Board should deem that further modifications to Industrial Income Fund's fundamental restric-tions are advisable. In order for the changes in Proposal 2 to be effected, Industrial Income Fund shareholders must approve both Proposal 2 and Proposal
4. If Industrial Income Fund shareholders approve Proposal 2 but do not ap-prove the corresponding Bylaws Amendments in Proposal 4, the changes in Pro-posals 2d, 2g, and/or 2i, as the case may be, will not be given effect and the corresponding fundamental restrictions set forth in the Bylaws will continue to govern Industrial Income Fund's investment decisions with respect to those fundamental restrictions. Therefore, the Board recommends that Industrial In-come Fund shareholders vote for Proposal 4 in order to carry out the proposed changes in Industrial Income Fund's fundamental restrictions as set forth in Proposal 2.

  The text of the fundamental restrictions contained in the Bylaws that the Board is proposing to eliminate is set forth below. The text below also pro-vides a cross-reference to the fundamental restrictions in Proposal 2 proposed to replace the corresponding fundamental restrictions contained in the Bylaws.

a. Elimination of Bylaw restriction on investing in another investment company

  The Company's Bylaws have the following fundamental restriction on investing in other investment companies:

   The [Fund] . . . shall not purchase or acquire securities of any other investment company as defined in Section 3 of the federal In-vestment Company Act of 1940, except for a purchase or acquisition pursuant to a plan of reorganization, merger or consolidation.

  Elimination of this Bylaw provision would give effect to Proposal 2d, which, if approved, would eliminate Industrial Income Fund's fundamental restriction on investing in other investment companies and adopt a non-fundamental re-striction on such investments, as discussed in Proposal 2d above.

b. Elimination of Bylaw restrictions on issuer diversification

  The Company's Bylaws have the following fundamental restrictions on issuer diversification:

   The [Fund] . . . may not purchase securities of any one issuer if immediately after such purchase more than five percent (5%) of the assets, taken at market value, would be invested in securities of such issuer, but this limitation shall not apply to investments and obligations of the United States or on obligations of any corpora-tion organized under general act of Congress if such corporation be an instrumentality of the United States.

   The [Fund] . . . shall not purchase securities of any issuer if im-mediately after and as a result of such purchase the [Fund] . . . would own more than ten percent (10%) of the outstanding voting se-curities of such issuer.

  Elimination of this Bylaw provision would give effect to Proposal 2g, which, if approved, would modify Industrial Income Fund's fundamental restriction on issuer diversification, as discussed in Proposal 2g above.

c. Elimination of Bylaw restriction on loans

  The Company's Bylaws have the following fundamental restriction on loans:

   The [Fund] . . . shall not lend any of its funds or assets to any officer or director of Company, any investment advisor or principal underwriter, or any officer or director of any investment advisor or principal underwriter.

  Elimination of this Bylaw provision would give effect to Proposal 2i, which, if approved, would modify Industrial Income Fund's fundamental restriction on loans, as discussed in Proposal 2i above.

  Required Vote. Approval of Proposal 4 requires the affirmative vote of a ma-jority of the outstanding voting securities of Industrial Income Fund. Those shareholders who wish to vote against any of the specific Bylaws Amendments described above may do so on the proxy provided. Only those specific Bylaws Amendments approved by the required vote will become effective. If Industrial Income Fund shareholders approve Proposal 2 but do not approve the correspond-ing Bylaws Amendments in Proposal 4, Proposals 2d, 2g, and/or 2i, as the case may be, will not be given effect and the corresponding fundamental restric-tions set forth in the Bylaws will continue to govern Industrial Income Fund's investment decisions with respect to those fundamental restrictions. If Pro-posal 4 is approved in whole or in part, and Proposal 1 is approved, the By-laws as amended will remain in effect only until the Conversion described in Proposal 1 is consummated.

   THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 4.

            PROPOSAL 5: TO ELECT THE DIRECTORS OF THE COMPANY

  The Board has nominated the individuals identified below for election to the Board at the Meeting. The Company currently has ten directors. Vacancies on the Board are generally filled by appointment by the remaining directors. How-ever, the 1940 Act provides that vacancies may not be filled by directors un-less thereafter at least two-thirds of the directors shall have been elected by shareholders. To ensure continued compliance with this rule without incur-ring the expense of calling additional shareholder meetings, shareholders are being asked at this Meeting to elect the current ten directors. Consistent with the Bylaws, and as permitted by Maryland law, the Company does not antic-ipate holding annual shareholder meetings. Thus, the directors will be elected for indefinite terms, subject to termination or resignation. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

  All of the Independent Directors now being proposed for election were nomi-nated and selected by Independent Directors. Eight of the ten current direc-tors are Independent Directors.

  The persons named as attorneys-in-fact in the enclosed proxy have advised the Company that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all val-idly executed proxies for the election of the nominees named below.

  The nominees for director, their ages, a description of their principal oc-cupations, the number of Industrial Income Fund shares owned by each, and their respective memberships on Board committees are listed in the table be-low.

                                                        Director or    Number of Company
                           Principal Occupation and      Executive    Shares Beneficially
                                   Business             Officer of     Owned Directly or
 Name, Position with the Experience (during the past        the      Indirectly on Dec. 31,  Member of
    Company, and Age             five years)           Company Since        1998(1)          Committee
-------------------------------------------------------------------------------------------------------
 Charles W. Brady,         Chief Executive Officer         1993                 0           (3),(5),(6)
 Chairman of the Board,    and Director of AMVESCAP
 Age 63*                   PLC, London, England,
                           and of various
                           subsidiaries thereof.
                           Chairman of the Board of
                           INVESCO Global Health
                           Sciences Fund.


                                                            Director or    Number of Company
                               Principal Occupation and      Executive    Shares Beneficially
                                       Business             Officer of     Owned Directly or
   Name, Position with the   Experience (during the past        the      Indirectly on Dec. 31,   Member of
      Company, and Age               five years)           Company Since        1998(1)           Committee
-------------------------------------------------------------------------------------------------------------
 Fred A. Deering,              Trustee of INVESCO              1993           25,181.9330       (2), (3), (5)
 Vice Chairman of the Board,   Global Health Sciences
 Age 71                        Fund. Formerly, Chairman
                               of the Executive
                               Committee and Chairman
                               of the Board of Security
                               Life of Denver Insurance
                               Company, Denver,
                               Colorado; Director of
                               ING American Holding
                               Company, and First ING
                               Life Insurance Company
                               of New York.

 Mark H. Williamson,           President, Chief                1998                     0            (3), (5)
 President, Chief Executive    Executive Officer, and
 Officer, and Director,        Director, INVESCO
 Age 47*                       Distributors Inc.;
                               President, Chief
                               Executive Officer, and
                               Director, INVESCO;
                               President, Chief
                               Operating Officer, and
                               Trustee, INVESCO Global
                               Health Sciences Fund.
                               Formerly, Chairman of
                               the Board and Chief
                               Executive Officer,
                               NationsBanc Advisors,
                               Inc. (1995-1997);
                               Chairman of the Board,
                               NationsBanc Investments,
                               Inc. (1997-1998).

 Dr. Victor L. Andrews,        Professor Emeritus,             1993               61.5280       (4), (6), (8)
 Director,                     Chairman Emeritus and
 Age 68                        Chairman of the CFO
                               Roundtable of the
                               Department of Finance of
                               Georgia State
                               University, Atlanta,
                               Georgia and President,
                               Andrews Financial
                               Associates, Inc.
                               (consulting firm).
                               Formerly, member of the
                               faculties of the Harvard
                               Business School and the
                               Sloan School of
                               Management of MIT. Dr.
                               Andrews is also a
                               director of the
                               Sheffield Funds, Inc.


                                                        Director or    Number of Company
                           Principal Occupation and      Executive    Shares Beneficially
                                   Business             Officer of     Owned Directly or
 Name, Position with the Experience (during the past        the      Indirectly on Dec. 31,   Member of
    Company, and Age             five years)           Company Since        1998(1)           Committee
---------------------------------------------------------------------------------------------------------
 Bob R. Baker,             President and Chief             1993               61.5280       (3), (4), (5)
 Director,                 Executive Officer of AMC
 Age 62                    Cancer Research Center,
                           Denver, Colorado, since
                           January 1989; until
                           December 1988, Vice
                           Chairman of the Board,
                           First Columbia Financial
                           Corporation, Englewood,
                           Colorado. Formerly,
                           Chairman of the Board
                           and Chief Executive
                           Officer of First
                           Columbia Financial
                           Corporation.

 Lawrence H. Budner,       Trust Consultant. Prior         1993            4,389.9170       (2), (6), (7)
 Director,                 to June 1987, Senior
 Age 68                    Vice President and
                           Senior Trust Officer,
                           InterFirst Bank, Dallas,
                           Texas.

 Dr. Wendy Lee Gramm,      Self-employed (since            1997            2,921.1730            (4), (8)
 Director,                 1993). Professor of
 Age 54                    Economics and Public
                           Administration,
                           University of Texas at
                           Arlington. Formerly,
                           Chairman, Commodities
                           Futures Trading
                           Commission (1988-1993);
                           Administrator for
                           Information and
                           Regulatory Affairs,
                           Office of Management and
                           Budget (1985-1988);
                           Executive Director,
                           Presidential Task Force
                           on Regulatory Relief;
                           Director, Federal Trade
                           Commission's Bureau of
                           Economics. Director of
                           the Chicago Mercantile
                           Exchange; Enron
                           Corporation; IBP, Inc.;
                           State Farm Insurance
                           Company; Independent
                           Women's Forum;
                           International Republic
                           Institute; and the
                           Republican Women's
                           Federal Forum.

                                                        Director or    Number of Company
                           Principal Occupation and      Executive    Shares Beneficially
                                   Business             Officer of     Owned Directly or
 Name, Position with the Experience (during the past        the      Indirectly on Dec. 31,   Member of
    Company, and Age             five years)           Company Since        1998(1)           Committee
----------------------------------------------------------------------------------------------------------
 Kenneth T. King,          Presently retired. For-         1993            13555.2560       (2), (3), (5),
 Director,                 merly, Chairman of the                                                 (6), (7)
 Age 73                    Board, The Capitol Life
                           Insurance Company, Prov-
                           idence Washington Insur-
                           ance Company, and Direc-
                           tor of numerous U.S.
                           subsidiaries thereof.
                           Formerly, Chairman of
                           the Board, The Provi-
                           dence Capitol Companies
                           in the United Kingdom
                           and Guernsey. Until
                           1987, Chairman of the
                           Board, Symbion Corpora-
                           tion.

 John W. McIntyre,         Presently retired. For-         1995              61.52880       (2), (3), (5),
 Director,                 merly, Vice Chairman of                                                     (7)
 Age 68                    the Board, The Citizens
                           and Southern Corpora-
                           tion; Chairman of the
                           Board and Chief Execu-
                           tive Officer, The Citi-
                           zens and Southern Geor-
                           gia Corporation; Chair-
                           man of the Board and
                           Chief Executive Officer,
                           The Citizens and South-
                           ern National Bank.
                           Trustee of INVESCO
                           Global Health Sciences
                           Fund, and Gables
                           Residential Trust, Em-
                           ployee's Retirement Sys-
                           tem of Georgia, Emory
                           University, and J. M.
                           Tull Charitable Founda-
                           tion; directors of Kai-
                           ser Foundation Health
                           Plans of Georgia, Inc.

 Dr. Larry Soll,           Presently retired. For-         1997               61.5280             (4), (8)
 Director,                 merly, Chairman of the
 Age 56                    Board (1987-1994), Chief
                           Executive Officer (1982-
                           1989 and 1993-1994) and
                           President (1982-1989) of
                           Synergen Inc. Director
                           of Synergen Inc. since
                           incorporation in 1982.
                           Director of Isis Pharma-
                           ceuticals, Inc. Trustee
                           of INVESCO Global Health
                           Sciences Fund.

  * Because of his affiliation with INVESCO, with the Fund's investment ad-viser, or with companies affiliated with INVESCO, this individual is deemed to be an "interested person" of Company as that term is defined in the 1940 Act.

 (1) As interpreted by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with re-spect to that security. The persons listed have partial or complete vot-ing and investment power with respect to their respective Fund shares.

 (2) Member of the Audit Committee

 (3) Member of the Executive Committee

 (4) Member of the Management Liaison Committee

 (5) Member of the Valuation Committee

 (6) Member of the Compensation Committee

 (7) Member of the Soft Dollar Brokerage Committee

 (8) Member of the Derivatives Committee

  The Board has audit, management liaison, soft dollar brokerage, and deriva-tives committees consisting of Independent Directors and compensation, execu-tive and valuation committees consisting of both Independent Directors and non-independent directors. The Board does not have a nominating committee. The audit committee, consisting of four Independent Directors, meets quarterly with the independent accountants and executive officers of the Company. This committee reviews the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, the respon-sibilities and fees of the independent accountants, and other matters. All of the recommendations of the audit committee are reported to the full Board. During the intervals between the meetings of the Board, the executive commit-tee may exercise all powers and authority of the Board in the management of the business of the Company, except for certain powers which, under applicable law and/or the by-laws of the Company, may only be exercised by the full Board. All decisions are subsequently submitted for ratification by the Board. The management liaison committee meets quarterly with various management per-sonnel of INVESCO in order to facilitate better understanding of the manage-ment and operations of the Company, and to review legal and operational mat-ters that have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The soft dollar brokerage committee meets periodically to review soft dollar brokerage transactions by the Compa-ny, and to review policies and procedures of the Company's adviser with re-spect to soft dollar brokerage transactions. The committee then reports on these matters to the Board. The derivatives committee meets periodically to review derivatives investments made by the Company. The committee monitors de-rivatives usage by the Company and the procedures utilized by the Company's adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Board. The committee then reports on these matters to the Board.

  Each Independent Director receives an annual retainer of $56,000 for their service to the INVESCO Funds. Additionally, each Independent Director receives $3,000 for in-person attendance at each board meeting and $1,000 for in-person attendance at each committee meeting. The chairmen of the audit and management liaison committees receive an annual fee of $4,000 for serving in such capaci-ty.

  During the past fiscal year, the Board met five times, the audit committee met four times, the compensation committee met twice, the management liaison committee met four times, the soft dollar brokerage committee met twice, and the derivatives committee met three times. The executive committee did not meet. During the Company's last fiscal year, each director nominee attended 75% or more of the Board meetings and meetings of the committees of the Board on which he or she served.

  The Independent Directors nominate individuals to serve as Independent Di-rectors, without any specific nominating committees. The Board ordinarily will not consider unsolicited director nominations recommended by the Company's shareholders. The Board, including its Independent Directors, unanimously ap-proved the nomination of the foregoing persons to serve as directors and di-rected that the election of these nominees be submitted to the Company's shareholders.

  The following table sets forth information relating to the compensation paid to directors during the last fiscal year:

                              COMPENSATION TABLE

                                             Amounts Paid During the Most Recent
                                           Fiscal Year by the Company to Directors
                        -----------------------------------------------------------------------------
                                              Pension or
                                              Retirement                      Total Compensation from
                            Aggregate      Benefits Accrued                   Industrial Income Fund
                        Compensation from     as Part of     Estimated Annual    and the other 14
Name of Person,         Industrial Income Industrial Income   Benefits Upon    INVESCO Funds Paid to
Position                     Fund(1)      Fund's Expenses(2)  Retirement(3)        Directors(1)
-----------------------------------------------------------------------------------------------------
Fred A. Deering,            $ 12,933           $11,683           $ 7,497             $103,700
Vice Chairman of the
Board and Director

Dr. Victor L. Andrews,      $ 12,283           $11,040           $ 8,678             $ 80,350
Director

Bob R. Baker,               $ 13,314           $ 9,859           $11,630             $ 84,000
Director

Lawrence H. Budner,         $ 11,623           $11,040           $ 8,678             $ 79,350
Director

Daniel D. Chabris,(4)       $ 12,371           $11,934           $ 6,476             $ 70,000
Director

Dr. Wendy L. Gramm,         $ 10,388           $     0           $     0             $ 79,000
Director

Kenneth T. King,            $ 10,728           $12,133           $ 6,800             $ 77,050
Director

John W. McIntyre,           $ 10,967           $     0           $     0             $ 98,500
Director

Dr. Larry Soll,
Director                    $ 10,967           $     0           $     0             $ 96,000
                            --------           -------           -------             --------
TOTAL                       $105,574           $67,689           $49,759             $767,950
                            ========           =======           =======             ========
AS A PERCENTAGE OF NET        0.0021%(5)        0.0013%(5)                             0.0035%(6)
ASSETS

 (1) The Vice Chairman of the board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committee, and Independent Director members of the committees of the Company re-ceive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.

 (2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

 (3) These figures represent the Company's share of the estimated annual ben-efits payable by the INVESCO Complex (excluding INVESCO Global Health Sciences Fund which does not participate in this retirement plan) upon the directors' retirement, calculated using the current method of allo-cating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for in-creases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are farther from retirement. With the exception of Drs. Soll and Gramm, each of these directors has served as director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to partici-pate in the Defined Benefit Deferred Compensation Plan. Although Mr. McIn-tyre became eligible to participate in the Defined Benefit Deferred Com-pensation Plan as of November 1, 1998, he will not be included in the cal-culation of retirement benefits until November 1, 1999.

 (4) Mr. Chabris retired as a director effective September 30, 1998.

 (5) Total as a percentage of the Company's net assets as of June 30, 1998.

 (6) Total as a percentage of the net assets of the 15 INVESCO Funds in the INVESCO Complex as of December 31, 1998.

  The Company pays its Independent Directors, Board vice chairman, committee chairmen, and committee members the fees described above. The Company also re-imburses its Independent Directors for travel expenses incurred in attending meetings. Charles W. Brady, Chairman of the Board, and Mark H. Williamson, President, Chief Executive Officer, and Director, as "interested persons" of the Company and of other INVESCO Funds, receive compensation and are reim-bursed for travel expenses incurred in attending meetings as officers or em-ployees of INVESCO or its affiliated companies, but do not receive any direc-tor's fees or other compensation from the Company or other INVESCO Funds for their services as directors.

  The overall direction and supervision of the Company is the responsibility of the Board, which has the primary duty of ensuring that the Company's gen-eral investment policies and programs are adhered to and that the Company is properly administered. The officers of the Company, all of whom are officers and employees of and paid by INVESCO, are responsible for the day-to-day ad-ministration of the Company. INVESCO, as investment adviser for the Company, has the primary responsibility for making investment decisions on behalf of the Company. These decisions are reviewed by the investment committee of INVESCO.

  All of the officers and directors of the Company hold comparable positions with the following INVESCO Funds: INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc. and INVESCO Multiple Asset Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Funds, Inc. (formerly, INVESCO Growth Fund, Inc.), INVESCO Interna-tional Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc. and INVESCO Capital Appreciation Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., INVESCO Variable Investment Funds, Inc. All of the directors of the Com-pany also serve as trustees of INVESCO Value Trust, and INVESCO Treasurer's Series Trust (the "INVESCO Funds").

  The Board of Funds managed by INVESCO have adopted a Defined Benefit De-ferred Compensation Plan (the "Plan") for the non-interested directors and trustees of the Funds. Under the Plan, each director or trustee who is not an interested person of the Funds (as defined in Section 2(a)(19) of the 1940
Act) and who has served for at least five years (a "Qualified Director") is entitled to receive, upon termination of service as director (normally at re-tirement age of 72 or the retirement age of 73 or 74, if the retirement date is extended by the Board for one or two years, but less than three years) con-tinuation of payment for one year (the "First Year Retirement Benefit") of the annual basic retainer and annualized board meeting fees payable by the Funds to the Qualified Director at the time of his or her retirement (the "Basic Benefit"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of any director whose retirement has been extended by the Board for three years, a Qualified Director shall re-ceive quarterly payments at an annual rate equal to 50% of the Basic Benefit. These payments will continue for the remainder of the Qualified Director's life or ten years, whichever is longer (the "Reduced Benefit Payments"). If a Qualified Director dies or becomes disabled after age 72 and before age 74 while still a director of the Funds, the First Year Retirement Benefit and Re-duced Benefit Payments will be made to him or her or to his or her beneficiary or estate. If a Qualified Director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the Funds, the director will not be entitled to receive the First Year Retirement Benefit; however, the Reduced Benefit Payments will be made to his or her beneficiary or estate. The Plan is administered by a committee of three directors who are also par-ticipants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Funds began making payments to Mr. Chabris as of October 1, 1998 under the Plan. The Company has no stock op-tions or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

  The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain INVESCO Funds. The deferred amounts have been invested in shares of certain INVESCO Funds. Each Independent Director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any Industrial Income Fund shares that they may own directly or beneficially.

  Required Vote. Election of each nominee as a director of the Company re-quires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

  THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES IN PROPOSAL 5.

            PROPOSAL 6: RATIFICATION OR REJECTION OF SELECTION
                          OF INDEPENDENT ACCOUNTANTS.

  The Board, including all of its Independent Directors, has selected PricewaterhouseCoopers LLP to continue to serve as independent accountants of Industrial Income Fund, subject to ratification by Industrial Income Fund's shareholders. PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in Industrial Income Fund. Representa-tives of PricewaterhouseCoopers LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

  The independent accountants examine annual financial statements for Indus-trial Income Fund and provide other audit and tax-related services. In recom-mending the selection of PricewaterhouseCoopers LLP, the Board reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' in-dependence.

  Required Vote. Approval of Proposal 6 requires the affirmative vote of a ma-jority of the votes present at the Meeting, provided that a quorum is present.

  THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL
6.

                        INFORMATION CONCERNING ADVISER,
                     DISTRIBUTOR AND AFFILIATED COMPANIES

  INVESCO, a Delaware corporation, serves as Industrial Income Fund's invest-ment adviser, and provides other services to Industrial Income Fund and the Company. INVESCO Distributors, Inc. ("IDI"), a Delaware corporation that serves as Industrial Income Fund's distributor, is a wholly owned subsidiary of INVESCO. INVESCO is a wholly owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"). INAH is an indirect, wholly owned subsidiary of AMVESCAP PLC./1/

  INVESCO's and IDI's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. INAH's offices are located at 1315 Peachtree Street, N.E., At-lanta, Georgia 30309. The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England. INVESCO currently serves as investment adviser of 14 open-end investment companies having aggregate net as-sets of $21.1 billion as of December 31, 1998.

  The principal executive officers and directors of INVESCO and their principal occupations are:

  Mark H. Williamson, Chairman of the Board, President, Chief Executive Officer and Director, also, President and Chief Executive Officer of IDI; Charles P. Mayer, Director and Senior Vice President, also, Director and Senior Vice Pres-ident of IDI; Ronald L. Grooms, Director, Senior Vice-President and Treasurer, also, Director, Senior Vice-President and Treasurer of IDI; Richard W. Healey, Director and Senior Vice President, also, Director and Senior Vice President of IDI; Timothy J. Miller, Director and Senior Vice President, also, Director and Senior Vice President of IDI; and Glen A. Payne, Senior Vice-President, Secre-tary and General Counsel, also Senior Vice-President, Secretary and General Counsel of IDI.

  The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237.

  Pursuant to an Administrative Services Agreement between the Company and INVESCO, INVESCO provides administrative services to the Company, including sub-accounting and recordkeeping services and functions. For such services, In-dustrial Income Fund pays INVESCO a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at the annual rate of 0.015% per year of the average net assets of Industrial Income Fund. INVESCO is also paid a fee by Industrial Income Fund for providing transfer agent services, in-cluding acting as registrar, transfer agent and dividend disbursing agent for the Company During the fiscal year ended June 30, 1998, the Company paid INVESCO total compensation of $6,870,347 for such services.

                                 OTHER BUSINESS

  The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the inten-tion that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.
---------------
/1/The intermediary companies between INAH and AMVESCAP PLC are as follows:
  INVESCO, Inc., AMVESCAP Group Services, Inc., AVZ, Inc. and INVESCO North American Group, Ltd., each of which is wholly owned by its immediate parent.

                             SHAREHOLDER PROPOSALS

  The Company does not hold annual meetings of shareholders. Shareholders wish-ing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Company, 7800 East Union Avenue, Denver, Colorado 80237. The Company has not received any shareholder proposals to be presented at this Meeting.

                                       By Order of the Board of Directors

                                       /s/ Glen A. Payne

                                       Glen A. Payne
                                       Secretary

March 23, 1999

                                  APPENDIX A

                            PRINCIPAL SHAREHOLDERS

  The following table sets forth the beneficial ownership of Industrial Income Fund's outstanding equity securities as of March 12, 1999 by each beneficial owner of 5% or more of Industrial Income Fund's outstanding equity securities:

                                                     Amount and
                                                      Nature of
Name and Address                                      Ownership    Percentage
----------------                                   --------------- ----------
Charles Schwab & Co. Inc.                          42,441,578.1390   13.49%
Special Custody Account for the Exclusive Benefit
 of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

                                  APPENDIX B

               AGREEMENT AND PLAN OF CONVERSION AND TERMINATION

  This AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("Agreement") is made as of March 21, 1999, between INVESCO Industrial Income Fund, Inc., a Maryland corporation (operating through a single series, INVESCO Industrial Income
Fund) ("Old Fund"), and INVESCO Combination Stock & Bond Funds, Inc., a Mary-land corporation ("Stock & Bond Funds"), on behalf of its INVESCO Industrial Income Fund, a segregated portfolio of assets ("series") thereof ("New Fund"). (Old Fund and New Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; and Old Fund and Stock & Bond Funds are sometimes referred to herein individually as an "Investment Company.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by New Fund are made and shall be taken or under-taken by Stock & Bond Funds on its behalf.

  Old Fund intends to change its identity by converting to a series of Stock & Bond Funds through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"). Old Fund desires to accomplish such conversion by transferring all its assets to New Fund (which is being established solely for the purpose of acquiring such assets and con-tinuing Old Fund's business) in exchange solely for voting shares of common stock in New Fund ("New Fund Shares") and New Fund's assumption of Old Fund's liabilities, followed by the constructive distribution of the New Fund Shares pro rata to the holders of shares of common stock in Old Fund ("Old Fund Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorga-nization" for federal income tax purposes). All such transactions are referred to herein as the "Reorganization."

  In consideration of the mutual promises herein contained, the parties agree as follows:

1. PLAN OF CONVERSION AND TERMINATION

  1.1. Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor

   (a) to issue and deliver to Old Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

   (b) to assume all of Old Fund's liabilities described in paragraph 1.3 ("Liabilities").

  Such transactions shall take place at the Closing (as defined in paragraph
2.1).

  1.2. The Assets shall include, without limitation, all cash, cash equiva-lents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable secu-rities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property owned by Old Fund at the Effective Time (as defined in paragraph 2.1).

  1.3. The Liabilities shall include all of Old Fund's liabilities, debts, ob-ligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement.

  1.4. At the Effective Time (or as soon thereafter as is reasonably practica-ble), (a) the New Fund Share issued pursuant to paragraph 4.4 shall be re-deemed by New Fund for $1.00 and (b) Old Fund shall distribute the New Fund Shares it received pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Old Fund Shares. Such dis-tribution shall be accomplished by Stock & Bond Funds' transfer agent's open-ing accounts on New Fund's share transfer books in the Shareholders' names and transferring such New Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder. All out-standing Old Fund Shares, including those represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization.

  1.5. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within twelve months after the Effective Time, Old Fund shall be terminated and any further actions shall be taken in connection therewith as required by applicable law.

  1.6. Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

  1.7. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

2. CLOSING AND EFFECTIVE TIME

  2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on June 1, 1999, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective Time").

  2.2. Old Fund's fund accounting and pricing agent shall deliver at the Clos-ing a certificate of an authorized officer verifying that the information (in-cluding adjusted basis and holding period, by lot) concerning the Assets, in-cluding all portfolio securities, transferred by Old Fund to New Fund, as re-flected on New Fund's books immediately following the Closing, does or will conform to such information on Old Fund's books immediately before the Clos-ing. Old Fund's custodian shall deliver at the Closing a certificate of an au-thorized officer stating that (a) the Assets held by the custodian will be transferred to New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for pay-ment has been made.

  2.3. Stock & Bond Funds' transfer agent shall deliver at the Closing a cer-tificate as to the opening on New Fund's share transfer books of accounts in the Shareholders' names. Stock & Bond Funds shall issue and deliver a confir-mation to Old Fund evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Old Fund that such New Fund Shares have been credited to Old Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, as-signments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

  2.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3. REPRESENTATIONS AND WARRANTIES

  3.1. Old Fund represents and warrants as follows:

   3.1.1. Old Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of State of Maryland;

   3.1.2. Old Fund is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

   3.1.3. At the Closing, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, New Fund will acquire good and mar-ketable title thereto;

   3.1.4. New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

   3.1.5. Old Fund qualified for treatment as a regulated investment com-pany under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the require-ments for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provi-sions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

   3.1.6. The Liabilities were incurred by Old Fund in the ordinary course of its business and are associated with the Assets;

   3.1.7. Old Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the mean-ing of section 368(a)(3)(A) of the Code;

   3.1.8. Not more than 25% of the value of Old Fund's total assets (ex-cluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

   3.1.9. As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares;

   3.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's sharehold-ers; and

   3.1.11. Old Fund will be terminated as soon as reasonably practicable after the Effective Time, but in all events within twelve months thereaf-ter.

  3.2. New Fund represents and warrants as follows:

   3.2.1. Stock & Bond Funds is a corporation duly organized, validly ex-isting, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of State of Maryland;

   3.2.2. Stock & Bond Funds is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

   3.2.3. Before the Effective Time, New Fund will be a duly established and designated series of Stock & Bond Funds;

   3.2.4. New Fund has not commenced operations and will not do so until after the Closing;

   3.2.5. Prior to the Effective Time, there will be no issued and out-standing shares in New Fund or any other securities issued by New Fund, except as provided in paragraph 4.4;

   3.2.6. No consideration other than New Fund Shares (and New Fund's as-sumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

   3.2.7. The New Fund Shares to be issued and delivered to Old Fund here-under will, at the Effective Time, have been duly authorized and, when is-sued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and nonassessable;

   3.2.8. New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

   3.2.9. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordi-nary course of its business as a series of an open-end investment company; nor does New Fund have any plan or intention to redeem or otherwise reac-quire any New Fund Shares issued to the Shareholders pursuant to the Reor-ganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at net asset value in the ordi-nary course of that business;

   3.2.10. Following the Reorganization, New Fund (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Income Tax Regulations under the Code), (b) use a significant portion of Old Fund's historic business assets (within the meaning of section 1.368-1(d)(3) of those regulations) in a business, (c) has no plan or in-tention to sell or otherwise dispose of any of the Assets, except for dis-positions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain sub-stantially all the Assets in the same form as it receives them in the Re-organization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

   3.2.11. There is no plan or intention for New Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reor-ganization; and

   3.2.12. Immediately after the Reorganization, (a) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

 3.3. Each Fund represents and warrants as follows:

   3.3.1. The aggregate fair market value of the New Fund Shares, when re-ceived by the Shareholders, will be approximately equal to the aggregate fair market value of their Old Fund Shares constructively surrendered in exchange therefor;

   3.3.2. Its management (a) is unaware of any plan or intention of Share-holders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Income Tax Regulations under the Code) to either Fund or (ii) any portion of the New Fund Shares to be received by them in the Reorganization to any person related (as so de-fined) to New Fund, (b) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as an open-end investment company, (c) expects that the percentage of Shareholder inter-ests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

   3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

   3.3.4. Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;

   3.3.5. Immediately following consummation of the Reorganization, New Fund will hold the same assets--except for assets distributed to share-holders in the course of its business as a RIC and assets used to pay ex-penses incurred in connection with the Reorganization--and be subject to the same liabilities that Old Fund held or was subject to immediately prior to the Reorganization, plus any liabilities for expenses of the par-ties incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by Old Fund immediately preceding the Re-organization, will, in the aggregate, constitute less than 1% of its net assets;

   3.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount; and

   3.3.7. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those ex-penses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses").

4. CONDITIONS PRECEDENT

  Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund con-tained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or be-fore the Effective Time:

  4.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Investment Company's board of directors and shall have been approved by Old Fund's shareholders in accordance with appli-cable law;

  4.2. All necessary filings shall have been made with the Securities and Ex-change Commission ("SEC") and state securities authorities, and no order or directive shall have been received that any other or further action is re-quired to permit the parties to carry out the transactions contemplated here-by. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed neces-sary by either

Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where fail-ure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Com-pany may for itself waive any of such conditions;

  4.3. Each Investment Company shall have received an opinion of Kirkpatrick & Lockhart LLP, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In ren-dering the Tax Opinion, such counsel may rely as to factual matters, exclu-sively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the cer-tificates delivered pursuant to paragraph 2.4. The Tax Opinion shall be sub-stantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

   4.3.1. New Fund's acquisition of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities, followed by Old Fund's distribution of those shares pro rata to the Shareholders construc-tively in exchange for the Shareholders' Old Fund Shares, will constitute a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

   4.3.2. Old Fund will recognize no gain or loss on the transfer to New Fund of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Old Fund Shares;

   4.3.3. New Fund will recognize no gain or loss on its receipt of the As-sets in exchange solely for New Fund Shares and its assumption of the Lia-bilities;

   4.3.4. New Fund's basis for the Assets will be the same as the basis thereof in Old Fund's hands immediately before the Reorganization, and New Fund's holding period for the Assets will include Old Fund's holding pe-riod therefor;

   4.3.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

   4.3.6. A Shareholder's aggregate basis for the New Fund Shares to be re-ceived by it in the Reorganization will be the same as the aggregate basis for its Old Fund Shares to be constructively surrendered in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided they are held as capital assets by the Shareholder at the Effective Time; and

   4.3.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization;

  4.4. Prior to the Closing, Stock & Bond Funds' directors shall have autho-rized the issuance of, and New Fund shall have issued, one New Fund Share to Old Fund in consideration of the payment of $1.00 to vote on the matters re-ferred to in paragraph 4.5; and

  4.5. Stock & Bond Funds (on behalf of and with respect to New Fund) shall have entered into a management contract, a distribution and service plan pur-suant to Rule 12b-1 under the 1940 Act, and such other agreements as are nec-essary for New Fund's operation as a series of an open-end investment company. Each such contract, plan, and agreement shall have been approved by Stock & Bond Funds' directors and, to the extent required by law, by such of those di-rectors who are not "interested persons" thereof (as defined in the 1940 Act) and by Old Fund as the sole shareholder of New Fund.

  At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 4.1) if, in the judgment of its board of directors, such waiver will not have a material ad-verse effect on its Fund's shareholders' interests.

5. BROKERAGE FEES AND EXPENSES

  5.1 Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

  5.2 Except as otherwise provided herein, 50% of the total Reorganization Ex-penses will be borne by INVESCO Funds Group, Inc. and the remaining 50% will be borne one-half by each Fund.

6. ENTIRE AGREEMENT; NO SURVIVAL

  Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

7. TERMINATION

  This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Old Fund's shareholders:

  7.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before August 31, 1999; or

  7.2. By the parties' mutual agreement.

  In the event of termination under paragraphs 7.1(c) or 7.2, there shall be no liability for damages on the part of either Fund, or the directors or offi-cers of either Investment Company, to the other Fund.

8. AMENDMENT

  This Agreement may be amended, modified, or supplemented at any time, not-withstanding approval thereof by Old Fund's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

9. MISCELLANEOUS

  9.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

  9.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies un-der or by reason of this Agreement.

  9.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effec-tive when one or more counterparts have been executed by each Investment Com-pany and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

                                        INVESCO INDUSTRIAL INCOME FUNDS, INC.


                                        By: ___________________________________
                                                        President

ATTEST:


____________________________________
             Secretary

                                        INVESCO COMBINATION STOCK & BOND
                                         FUNDS, INC.,
                                          on behalf of its series,
                                          INVESCO Industrial Income Fund


                                        By: ___________________________________
                                                        President

ATTEST:


____________________________________
             Secretary

[Name and Address]


                         INVESCO INDUSTRIAL INCOME FUND
                      INVESCO INDUSTRIAL INCOME FUND, INC.

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

     This proxy is being solicited on behalf of the Board of Directors of INVESCO Industrial Income Fund, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO Industrial Income Fund, the only series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                  [X]      KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                         INVESCO INDUSTRIAL INCOME FUND
                      INVESCO INDUSTRIAL INCOME FUND, INC.

Vote on Directors                                     FOR       WITHHOLD       FOR ALL
                                                      ALL          ALL         EXCEPT
5.  Election of the Company's Board of                [ ]          [ ]          [ ]              To withhold authority to
    Directors: (1) Charles W. Brady; (2) Fred A.                                                 vote, mark "For All
    Deering; (3) Mark H. Williamson; (4) Dr. Victor                                              Except" and write the
    L. Andrews; (5) Bob R. Baker; (6) Lawrence H.                                                nominee's number on the
    Budner; (7) Dr. Wendy Lee Gramm; (8) Kenneth T.                                              line below.
    King; (9) John W. McIntyre; and (10) Dr. Larry
    Soll;

Vote On Proposals                                     FOR         AGAINST         ABSTAIN
                                                      [ ]           [ ]             [ ]
1.  Approval of an Agreement and Plan of Conversion and Termination providing for the conversion of INVESCO Industrial Income Fund as the only series of the Company, to a separate series of INVESCO Combination Stock & Bond Funds,
    Inc., all as described in the accompanying Proxy Statement;

                                                      FOR         AGAINST         ABSTAIN
                                                      ALL           ALL             ALL
                                                      [ ]           [ ]             [ ]
2.  Approval of changes to the fundamental investment restrictions;
    To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE


    AN "X" IN THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or
    restrictions you do not want to change on the line on the reverse side.
    If you choose to vote differently on individual
    restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund,
    telephone and Internet voting are available.
                                                      FOR         AGAINST         ABSTAIN
                                                      ALL           ALL             ALL
                                                      [ ]           [ ]             [ ]
3.  To amend the Articles of Restatement of the Articles of Incorporation
    of  the Company;

[ ] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN
    THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.

                                                                  FOR        AGAINST      ABSTAIN
                                                                  ALL          ALL          ALL
4.  To amend the Bylaws of the Company;
                                                                  [ ]          [ ]          [ ]
[ ] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to
    approve others, PLACE AN "X" IN THE BOX AT LEFT and
    indicate the letter(s) (as set forth in the proxy
    statement) of the investment restriction or restrictions
    you do not want to change on the line on the reverse
    side.  If you choose to vote differently on individual
    restrictions, you must mail in your proxy card.  If you
    choose to vote the same on all restrictions pertaining to
    your fund, telephone and Internet voting are available.
                                                                  FOR        AGAINST      ABSTAIN
6.  Ratification of the selection of PricewaterhouseCoopers       [ ]          [ ]          [ ]
    LLP as the Fund's Independent Public Accountants.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

_____________________________________         _________________________________
Signature                                     Date

_____________________________________         _________________________________
Signature (Joint Owners)                      Date

[Back]

To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.

To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.

To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.


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